Exhibit 1 to
                                                                 Schedule 13D
                                                                 ------------


                 JOINT FILING AGREEMENT AND POWER OF ATTORNEY
                 --------------------------------------------


          We, the signatories of the statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us. Each of us hereby constitutes and appoints each of Peter G. Peterson, Stephen
A. Schwarzman, Gary M. Sumers and Thomas J. Saylak as our true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, to prepare, execute and file any such amendments, and any other documents which any such attorney-in-fact may consider advisable in connection with the transactions described in this statement on Schedule 13D, on our behalf, and hereby ratifies any such action by such agent and attorney-in-fact.

Dated as of
January 8, 1999

BLACKSTONE REAL ESTATE PARTNERS I L.P.

BLACKSTONE REAL ESTATE PARTNERS TWO L.P.

BLACKSTONE REAL ESTATE PARTNERS THREE L.P.

BLACKSTONE REAL ESTATE PARTNERS IV L.P.

BLACKSTONE RE CAPITAL PARTNERS L.P.

BLACKSTONE RE CAPITAL PARTNERS II L.P.

BLACKSTONE RE OFFSHORE CAPITAL PARTNERS L.P.

By:  Blackstone Real Estate Associates L.P.,
     general partner

     By: BREA L.L.C., general partner

         By:\s\ Stephen A. Schwarzman
             -------------------------------
             Name: Stephan A. Schwarzman
             Title: Member

BLACKSTONE REAL ESTATE PARTNERS II L.P.

BLACKSTONE REAL ESTATE PARTNERS II.TE.1 L.P.

BLACKSTONE REAL ESTATE PARTNERS II.TE.2 L.P.

BLACKSTONE REAL ESTATE PARTNERS II.TE.3 L.P.

BLACKSTONE REAL ESTATE PARTNERS II.TE.4 L.P.

BLACKSTONE REAL ESTATE PARTNERS II.TE.5 L.P.

By:  Blackstone Real Estate
     Associates II L.P., general partner

     By:  Blackstone Real Estate
          Management Associates II L.P.,
          general partner

          By:  BREA II L.L.C., general partner


               By:\s\ Stephan A. Schwarzman
                   -------------------------------
                    Name:  Stephan A. Schwarzman
                    Title:  Member


BLACKSTONE REAL ESTATE HOLDINGS II L.P.

By:  Blackstone Real Estate
     Management Associates II L.P.,
     general partner

     By:  BREA II L.L.C., general partner


          By:\s\ Stephen A. Schwarzman
              -------------------------------
              Name:  Stephen A. Schwarzman
              Title: Member


BLACKSTONE REAL ESTATE HOLDINGS L.P.

By:  BREA L.L.C., general partner


     By:\s\ Stephen A. Schwarzman
         -------------------------------
         Name:  Stephen A. Schwarzman
         Title: Member

CR/RE L.L.C.

By:\s\ John Ceriale
    -------------------------------
     Name:  John Ceriale
     Title:  Member


BRE LOGAN HOTEL INC.

By: \s\ William J. Stein
    -------------------------------
     Name:  William J. Stein
     Title:  Vice President


BRE/CAMBRIDGE L.L.C.

By: \s\ William J. Stein
    -------------------------------
     Name:  William J. Stein
     Title:  Vice President

BLACKSTONE REAL ESTATE ASSOCIATES L.P.

By:  BREA L.L.C., general partner

     By:  \s\ Stephen A. Schwarzman
          -------------------------------
          Name:  Stephen A. Schwarzman
          Title:  Member


BLACKSTONE REAL ESTATE ASSOCIATES II L.P.

By:  Blackstone Real Estate Management
     Associates II L.P., general partner

     By:  BREA II L.L.C.,general partner


          By:\s\ Stephen A. Schwarzman
             ------------------------------
             Name: Stephen A. Schwarzman
             Title:  Member

BLACKSTONE REAL ESTATE MANAGEMENT
ASSOCIATES II L.P.

By:  BREA II L.L.C., general partner


     By:  \s\ Stephen A. Schwarzman
          ------------------------------
          Name:  Stephen A. Schwarzman
          Title:  Member


BREA L.L.C.


By:   \s\ Stephen A. Schwarzman
      ----------------------------------
      Name:   Stephen A. Schwarzman
      Title:   Member


BREA II L.L.C.


By: \s\ Stephen A. Schwarzman
    ------------------------------------
    Name:  Stephen A. Schwarzman
    Title: Member


\s\ Peter G. Peterson
----------------------------------------
Peter G. Peterson


\s\ Stephen A. Schwarzman
----------------------------------------
Stephen A. Schwarzman


\s\ John G. Schreiber
----------------------------------------
John G. Schreiber

RTZ MANAGEMENT CORP.


By:\s\ William J. Stein
   -------------------------
   Name:   William J. Stein
   Title:  Vice President


BRE/CERIALE L.L.C.


By:\s\ William J. Stein
   ------------------------
   Name:  William J. Stein
   Title: Vice President


































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